


DQE CONSOLIDATED INCOME STATEMENT                                                                                       Exhibit 99.1
YEAR-TO-DATE December 31, 2001



                                             DLC
                                         Consolidated       DQE Financial            DE               DES          DQE Systems
                                     ----------------------------------------------------------------------------------------------

Operating Revenues:
Sales of Electricity:
   Customers - net                         1,017,382,054
   Utilities                                  10,685,466
                                     ----------------------------------------------------------------------------------------------
Total Sales of Electricity                 1,028,067,520                    -                -                 -                -
Water Sales
Other                                         25,521,007           22,656,984       14,790,013        31,297,645       64,995,614
                                     ----------------------------------------------------------------------------------------------
         Total Operating Revenues          1,053,588,527           22,656,984       14,790,013        31,297,645       64,995,614

Operating Expenses:
Fuel and purchased power                     414,308,798
Other operating                              102,097,126           42,007,505       12,880,119        27,703,335       51,024,042
Maintenance                                   23,704,026
Impairment of long-lived assets                        -           67,300,000
Restructuring charge                          10,806,114
Depreciation and amortization                331,043,916            3,634,999        2,432,999         1,893,762        3,963,210
Taxes other than income taxes                 51,499,550              681,087          524,239                            982,712
                                     ----------------------------------------------------------------------------------------------
         Total Operating Expenses            933,459,529          113,623,591       15,837,358        29,597,096       55,969,965

Operating Income                             120,128,998          (90,966,607)      (1,047,345)        1,700,549        9,025,650

Other Income                                  39,677,726           69,121,124      (43,856,487)        9,154,208       (1,113,204)

Interest and Other Charges                    78,415,852            7,647,791        2,149,740           594,068        5,816,481

Income Before Income Taxes                    81,390,871          (29,493,273)     (47,053,572)       10,260,689        2,095,964

Income Taxes                                  31,424,908          (25,326,202)     (19,753,898)        3,971,183          652,207
                                     ----------------------------------------------------------------------------------------------

Net Income                                    49,965,964           (4,167,071)     (27,299,673)        6,289,506        1,443,757

Preferred Dividends                                    -                    -                -                 -                -
                                     ----------------------------------------------------------------------------------------------

Earnings Available for Common                 49,965,964           (4,167,071)     (27,299,673)        6,289,506        1,443,757
                                     ==============================================================================================

Average Number of Common Shares               55,888,177           55,888,177       55,888,177        55,888,177       55,888,177
                                     ==============================================================================================
Outstanding(Thousands of Shares)

Earnings Per Share of Common Stock                 0.894               (0.075)          (0.488)            0.113            0.026
                                     ==============================================================================================





DQE CONSOLIDATED INCOME STATEMENT                                                                                       Exhibit 99.1
YEAR-TO-DATE December 31, 2001



                                                                                 Cherrington     Eliminating          DQE
                                         AQUA          DQE            DQECC       Ins             Entries           CONSOL
                                     ----------------------------------------------------------------------------------------


Operating Revenues:
Sales of Electricity:
   Customers - net                                                                               (3,335,432)    1,014,046,622
   Utilities                                                                                                       10,685,466
                                     ----------------------------------------------------------------------------------------
Total Sales of Electricity                        -             -              -          -      (3,335,432)    1,024,732,087
Water Sales                             109,044,606                                                               109,044,606
Other                                     8,110,830                                 640,672      (5,707,167)      162,305,599
                                     ----------------------------------------------------------------------------------------
         Total Operating Revenues       117,155,436             -              -    640,672      (9,042,600)    1,296,082,292

Operating Expenses:
Fuel and purchased power                                                                                          414,308,798
Other operating                          97,568,457    13,473,464      3,220,886    677,630     (14,372,416)      336,280,149
Maintenance                                                                                                        23,704,026
Impairment of long-lived assets         103,436,768     5,741,073                                                 176,477,841
Restructuring charge                                   20,279,229                                                  31,085,343
Depreciation and amortization            16,568,013    11,394,499                                                 370,931,398
Taxes other than income taxes             3,719,586     2,648,784                                                  60,055,958
                                     ----------------------------------------------------------------------------------------
         Total Operating Expenses       221,292,824    53,537,050      3,220,886    677,630     (14,372,416)    1,412,843,513

Operating Income                       (104,137,388)  (53,537,050)    (3,220,886)   (36,958)      5,329,816      (116,761,221)

Other Income                             (7,536,706)  (16,339,632)    30,993,737     27,077     (68,386,968)       11,740,874

Interest and Other Charges                1,083,130    41,926,514     27,750,967                (60,942,705)      104,441,837

Income Before Income Taxes             (112,757,224) (111,803,196)        21,885     (9,881)     (2,114,447)     (209,462,184)

Income Taxes                             (9,241,709)  (37,816,979)         9,081                                  (56,081,411)
                                     ----------------------------------------------------------------------------------------

Net Income                             (103,515,515)  (73,986,216)        12,804     (9,881)     (2,114,447)     (153,380,773)

Preferred Dividends                                       515,784                                         -           515,784
                                     ----------------------------------------------------------------------------------------

Earnings Available for Common          (103,515,515)  (74,502,000)        12,804     (9,881)     (2,114,447)     (153,896,557)
                                     ========================================================================================

Average Number of Common Shares          55,888,177    55,888,177     55,888,177 55,888,177      55,888,177        55,888,177
                                     ========================================================================================
Outstanding(Thousands of Shares)

Earnings Per Share of Common Stock           (1.852)       (1.333)         0.000     (0.000)         (0.038)           (2.754)
                                     ========================================================================================




              DQE Consolidating Balance Sheet                                                                  Exhibit 99.1 (cont.)
                  As of December 31, 2001



                                                      DQE                                 DQE             DQE          DQE Energy
                                                     Light               DQE          Enterprises      Financial        Services
------------------------------------------------------------------------------------------------------------------------------------
Current Assets:
   Cash and Temporary Cash Investments                314,804,295            703,082        676,276         (93,284)      10,482,718
   Receivables:
      Electric Customers A/R                          133,701,672
      Water Customers A/R
      Other Utility Receivables                         3,185,744
      Other Receivables                               286,874,904         56,221,006        978,749       18,777,113       3,914,994
   Less:Allowance for Uncollectible Accts             (6,306,767)
                                               -------------------------------------------------------------------------------------
      Total Receivables                               417,455,553         56,221,006        978,749       18,777,113       3,914,994
Materials and Supplies (at avg. cost)
   Fuel                                                         0
   Operating & Construction                            22,165,731
                                               -------------------
     Total Materials & Supplies                        22,165,731
   Other Current Assets                                19,322,522        224,141,828      1,809,060       91,576,017     (7,381,358)
                                               -------------------------------------------------------------------------------------
       Total Current Assets                           773,748,101        281,065,916      3,464,084      110,259,845       7,016,354

Long-Term Investments:
   Partnership Investments                              1,918,432                                         75,840,649
   Leveraged Lease Investments                                  0                                        470,925,141
   Leasehold Investments                                        0                                                  0
   Other                                               27,003,714      1,178,619,486     30,732,645       16,523,380       7,843,600
                                               -------------------------------------------------------------------------------------
      Total Long-Term Investments                      28,922,146      1,178,619,486     30,732,645      563,289,170       7,843,600

Property, Plant & Equipment:
   Electric Plant in Service                        1,877,886,738
   Water Plant in Service                                       0
   Construction Work in Progress                       48,742,062
   Property Held Under Capital Leases                  10,231,410
   Property Held for Future Use                           174,110
   Other (NA - Sub's Property)                         35,294,332         20,009,134      1,917,295       40,849,189      28,180,120
                                               -------------------------------------------------------------------------------------
      Total                                         1,972,328,652         20,009,134      1,917,295       40,849,189      28,180,120
   Less: Accum Depreciation and Amortization        (627,442,844)       (14,377,884)    (1,113,001)      (4,455,027)     (5,227,357)
                                               -------------------------------------------------------------------------------------
      Property, Plant & Equipment - Net             1,344,885,808          5,631,250        804,294       36,394,162      22,952,763

Other Non-Current Assets:
   Transition Costs                                   134,340,299
   Regulatory Assets                                  267,166,767
   Divestiture Costs                                            0
   Other Non-Current                                   11,139,896        (2,115,859)        981,380        5,138,056          11,142
                                               -------------------------------------------------------------------------------------
      Total Other Non-Current Assets                  412,646,961        (2,115,859)        981,380        5,138,056          11,142
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
            Total Assets                            2,560,203,017      1,463,200,793     35,982,404      715,081,233      37,823,859
                                               =====================================================================================
                                               =====================================================================================




              DQE Consolidating Balance Sheet
                  As of December 31, 2001



                                                      DQE                          Cherrington     DQE Capital      Eliminations/
                                                    Systems        Aquasource       Insurance      Corporation     Consolidations
------------------------------------------------------------------------------------------------------------------------------------

Current Assets:
   Cash and Temporary Cash Investments                1,574,402           39,573       1,642,836               0       (322,561,985)
   Receivables:
      Electric Customers A/R
      Water Customers A/R                                             14,821,110
      Other Utility Receivables
      Other Receivables                               6,262,379        7,704,866         610,331     576,446,681       (906,529,556)
   Less:Allowance for Uncollectible Accts             (379,125)      (3,252,594)                                                   0
                                               -------------------------------------------------------------------------------------
      Total Receivables                               5,883,254       19,273,382         610,331     576,446,681       (906,529,556)
Materials and Supplies (at avg. cost)
   Fuel
   Operating & Construction

     Total Materials & Supplies
   Other Current Assets                              11,359,591       19,212,918             210       (483,500)       (258,174,258)
                                               -------------------------------------------------------------------------------------
       Total Current Assets                          18,817,247       38,525,873       2,253,377     575,963,180     (1,487,265,799)

Long-Term Investments:
   Partnership Investments
   Leveraged Lease Investments
   Leasehold Investments
   Other                                             22,264,568                0                                     (1,203,475,193)
                                               -------------------------------------------------------------------------------------
      Total Long-Term Investments                    22,264,568                0               0               0     (1,203,475,193)

Property, Plant & Equipment:
   Electric Plant in Service
   Water Plant in Service                                            312,607,083
   Construction Work in Progress                                         286,481
   Property Held Under Capital Leases                                          0                                                   0
   Property Held for Future Use
   Other (NA - Sub's Property)                       69,329,578                                                            2,542,996
                                               -------------------------------------------------------------------------------------
      Total                                          69,329,578      312,893,564               0               0           2,542,996
   Less: Accum Depreciation and Amortization        (6,376,312)     (99,642,935)                                         (1,090,663)
                                               -------------------------------------------------------------------------------------
      Property, Plant & Equipment - Net              62,953,266      213,250,629               0               0           1,452,333

Other Non-Current Assets:
   Transition Costs
   Regulatory Assets
   Divestiture Costs
   Other Non-Current                                 30,908,107      110,378,677                                          27,590,834
                                               -------------------------------------------------------------------------------------
      Total Other Non-Current Assets                 30,908,107      110,378,677               0               0          27,590,834
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
            Total Assets                            134,943,189      362,155,179       2,253,377     575,963,180     (2,661,697,825)
                                               =====================================================================================
                                               =====================================================================================



              DQE Consolidating Balance Sheet
                  As of December 31, 2001



                                                   DQE
                                               Consolidated
--------------------------------------------------------------

Current Assets:
   Cash and Temporary Cash Investments              7,267,912
   Receivables:
      Electric Customers A/R                      133,701,672
      Water Customers A/R                          14,821,110
      Other Utility Receivables                     3,185,744
      Other Receivables                            51,261,466
   Less:Allowance for Uncollectible Accts         (9,938,486)
                                               ---------------
      Total Receivables                           193,031,506
Materials and Supplies (at avg. cost)
   Fuel                                                     0
   Operating & Construction                        22,165,731
                                               ---------------
     Total Materials & Supplies                    22,165,731
   Other Current Assets                           101,383,029
                                               ---------------
       Total Current Assets                       323,848,178

Long-Term Investments:
   Partnership Investments                         77,759,081
   Leveraged Lease Investments                    470,925,141
   Leasehold Investments                                    0
   Other                                           79,512,201
                                               ---------------
      Total Long-Term Investments                 628,196,423

Property, Plant & Equipment:
   Electric Plant in Service                    1,877,886,738
   Water Plant in Service                         312,607,083
   Construction Work in Progress                   49,028,543
   Property Held Under Capital Leases              10,231,410
   Property Held for Future Use                       174,110
   Other (NA - Sub's Property)                    198,122,644
                                               ---------------
      Total                                     2,448,050,528
   Less: Accum Depreciation and Amortization    (759,726,022)
                                               ---------------
      Property, Plant & Equipment - Net         1,688,324,506

Other Non-Current Assets:
   Transition Costs                               134,340,299
   Regulatory Assets                              267,166,767
   Divestiture Costs                                        0
   Other Non-Current                              184,032,234
                                               ---------------
      Total Other Non-Current Assets              585,539,299
                                               ---------------
                                               ---------------
            Total Assets                        3,225,908,407
                                               ===============
                                               ===============





              DQE Consolidating Balance Sheet
                  As of December 31, 2001


                                                                 Duquesne                              DQE             DQE
                                                                  Light               DQE          Enterprises      Financial
----------------------------------------------------------------------------------------------------------------------------------


Current Liabilities:
   Notes Payable                                                             0      (662,874,727)    (1,700,000)     (60,840,000)
   Current Maturities & Sinking Fund Requirements                            0                           (9,954)                0
   Accounts Payable                                              (131,541,909)       (41,030,848)     10,587,759      (4,727,651)
   Accrued Liabilities                                            (17,631,397)       (21,978,237)    (3,533,070)      (7,230,270)
   Dividends Declared                                             (14,878,572)       (24,007,427)                               0
   Other Current Liabilities                                      (22,239,196)
                                                            ----------------------------------------------------------------------
      Total Current Liabilities                                  (186,291,074)      (749,891,239)      5,344,735     (72,797,921)

Non-Current Liabilities:
   Deferred Income Taxes                                         (418,298,701)      (163,278,342)      3,834,575    (338,596,645)
   Deferred Investment Tax Credit                                            0
   Capital Lease Obligations                                       (3,061,213)
   Other                                                         (140,337,272)          (800,890)    (1,118,554)     (21,016,786)
                                                            ----------------------------------------------------------------------
      Total Non-Current Liabilities                              (561,697,186)      (164,079,232)      2,716,021    (359,613,431)

Capitalization:
Long-Term Debt                                                 (1,061,077,717)                           (1,714)     (25,246,138)

Prefered & Preference Stock
   Non-Redeemable Preferred Stock                                (210,608,294)       (16,352,000)                     (1,500,000)
   Non-Redeemable Preference Stock                                (17,238,943)
   Deferred Employee Stock Ownership Plan                            3,363,626
                                                            ----------------------------------------------------------------------
      Total Preferred & Preference Stock                         (224,483,611)       (16,352,000)              0      (1,500,000)

Common Shareholder's Equity:
   Common Stock                                                           (10)       (73,119,436)            (4)          (1,000)

   Capital Surplus                                               (482,283,412)      (930,471,677)   (77,560,438)    (305,959,677)
   Accum. Other Comprehensive Income
   Retained Earnings/Deficit                                      (44,370,007)      (759,749,816)     33,518,996       50,036,934
   Treasury Stock                                                            0      1,230,462,607
                                                            ----------------------------------------------------------------------
      Total Common Shareholder's Equity                          (526,653,429)      (532,878,322)   (44,041,446)    (255,923,743)
                                                            ----------------------------------------------------------------------
      Total Capitalization                                     (1,812,214,757)      (549,230,322)   (44,043,160)    (282,669,881)
                                                            ----------------------------------------------------------------------
            Total Liabilities & Capitalization                 (2,560,203,017)    (1,463,200,793)   (35,982,404)    (715,081,233)
                                                            ======================================================================








              DQE Consolidating Balance Sheet
                  As of December 31, 2001


                                                               DQE Energy          DQE                          Cherrington
                                                                Services         Systems        Aquasource       Insurance
-------------------------------------------------------------------------------------------------------------------------------

Current Liabilities:
   Notes Payable                                                   (155,287)    (98,475,000)                0
   Current Maturities & Sinking Fund Requirements                  (160,778)                        (356,349)
   Accounts Payable                                             (13,168,997)     (3,522,281)     (20,329,574)
   Accrued Liabilities                                             (220,580)         953,738     (10,493,758)        (27,330)
   Dividends Declared
   Other Current Liabilities                                                        (20,876)
                                                            -------------------------------------------------------------------
      Total Current Liabilities                                 (13,705,642)   (101,064,418)     (31,179,681)        (27,330)

Non-Current Liabilities:
   Deferred Income Taxes                                                   0     (7,074,673)     (14,001,580)
   Deferred Investment Tax Credit
   Capital Lease Obligations                                                                                0
   Other                                                                   0    (10,154,224)       22,458,240     (1,216,047)
                                                            -------------------------------------------------------------------
      Total Non-Current Liabilities                                        0    (17,228,897)        8,456,660     (1,216,047)

Capitalization:
Long-Term Debt                                                   (2,030,871)               0     (14,296,186)

Prefered & Preference Stock
   Non-Redeemable Preferred Stock                                                                   (500,000)
   Non-Redeemable Preference Stock
   Deferred Employee Stock Ownership Plan
                                                            -------------------------------------------------------------------
      Total Preferred & Preference Stock                                   0               0        (500,000)               0

Common Shareholder's Equity:
   Common Stock                                                                            0    (463,243,819)       (120,000)

   Capital Surplus                                              (22,881,708)    (17,229,146)                0       (890,000)
   Accum. Other Comprehensive Income
   Retained Earnings/Deficit                                         794,362         579,273      138,607,847               0
   Treasury Stock                                                                                           0
                                                            -------------------------------------------------------------------
      Total Common Shareholder's Equity                         (22,087,346)    (16,649,874)    (324,635,972)     (1,010,000)
                                                            -------------------------------------------------------------------
      Total Capitalization                                      (24,118,217)    (16,649,874)    (339,432,158)     (1,010,000)
                                                            -------------------------------------------------------------------
            Total Liabilities & Capitalization                  (37,823,859)   (134,943,189)    (362,155,179)     (2,253,377)
                                                            ===================================================================






              DQE Consolidating Balance Sheet
                  As of December 31, 2001


                                                           DQE Capital      Eliminations/           DQE
                                                           Corporation     Consolidations      Consolidated
---------------------------------------------------------------------------------------------------------------

Current Liabilities:
   Notes Payable                                                       0         823,889,727         (155,287)
   Current Maturities & Sinking Fund Requirements          (472,561,985)         321,889,985     (151,199,081)
   Accounts Payable                                          (3,094,706)          80,082,875     (126,745,332)
   Accrued Liabilities                                       (2,668,851)           2,556,954      (60,272,801)
   Dividends Declared                                                             12,700,000      (26,185,999)
   Other Current Liabilities                                                                      (22,260,072)
                                                        -------------------------------------------------------
      Total Current Liabilities                            (478,325,542)       1,241,119,541     (386,818,572)

Non-Current Liabilities:
   Deferred Income Taxes                                                         325,986,232     (611,429,135)
   Deferred Investment Tax Credit                                                                            0
   Capital Lease Obligations                                                               0       (3,061,213)
   Other                                                                       (122,358,154)     (274,543,686)
                                                        -------------------------------------------------------
      Total Non-Current Liabilities                                    0         203,628,078     (889,034,034)

Capitalization:
Long-Term Debt                                              (96,778,492)             672,000   (1,198,759,118)

Prefered & Preference Stock
   Non-Redeemable Preferred Stock                                                                (228,960,294)
   Non-Redeemable Preference Stock                                                                (17,238,943)
   Deferred Employee Stock Ownership Plan                                                            3,363,626
                                                        -------------------------------------------------------
      Total Preferred & Preference Stock                               0                   0     (242,835,611)

Common Shareholder's Equity:
   Common Stock                                                                  463,364,833      (73,119,436)

   Capital Surplus                                               (1,000)         914,947,639     (922,329,420)
   Accum. Other Comprehensive Income                                                                         0
   Retained Earnings/Deficit                                   (858,145)       (178,309,260)     (759,749,816)
   Treasury Stock                                                                 16,274,993     1,246,737,600
                                                        -------------------------------------------------------
      Total Common Shareholder's Equity                        (859,145)       1,216,278,205     (508,461,072)
                                                        -------------------------------------------------------
      Total Capitalization                                  (97,637,638)       1,216,950,205   (1,950,055,801)
                                                        -------------------------------------------------------
            Total Liabilities & Capitalization             (575,963,180)       2,661,697,825   (3,225,908,407)
                                                        =======================================================
